Exhibit 10.4
EXECUTION VERSION
FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT, dated as of August 19, 2025 (this “Amendment”), is entered into among COUPANG, INC., a Delaware corporation (the “Borrower”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.
RECITALS
Reference is made to the Credit Agreement, dated as of June 2, 2025 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement” and, as amended hereby, the “Amended Credit Agreement”), among the Borrower, the Borrowing Subsidiaries from time to time party thereto, the Lenders party thereto and JPMorgan Chase Bank N.A., as the administrative agent (in such capacity, the “Administrative Agent”). The Borrower has requested, and the Administrative Agent and the Lenders party hereto have agreed, to amend the Credit Agreement as set forth in this Amendment, subject to the terms and conditions set forth herein.
Capitalized terms used but not defined herein (including in the preamble and the recitals hereto) shall have the meanings assigned to them in the Credit Agreement.
Accordingly, in consideration of the premises and the mutual agreements contained herein, the parties hereto hereby agree as follows:
SECTION 1.Amendments to Credit Agreement. Effective as of the First Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a)Section 1.01 of the Credit Agreement is hereby amended by inserting the following definition in the appropriate alphabetical location:
“Significant Subsidiary” means any Subsidiary (or group of Subsidiaries as to which a specified condition applies) that would be a “significant subsidiary” under Rule 1-02(w) of Regulation S-X.
(b)Clause (e) of Article VII of the Credit Agreement is hereby amended to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below:
the Company or any of its Significant Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Company or any of its Significant Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any Debtor Relief Law, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Company or any of its Significant Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this clause (e);

SECTION 2.Effectiveness. This Amendment shall become effective (the date of effectiveness thereof, the “First Amendment Effective Date”), upon the Administrative Agent having executed a counterpart of this Amendment and having received from the Borrower and such Lenders as shall constitute the Required Lenders a counterpart of this Amendment signed on behalf of such party (in each case, which, subject to Section 9.06(b) of the Credit Agreement, may include any Electronic Signatures transmitted by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page).
SECTION 3.Representations and Warranties. On and as of the First Amendment Effective Date, the Borrower hereby represents and warrants to the Administrative Agent and each Lender party hereto, after giving effect to the amendments set forth in this First Amendment, that:
(a)The representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects (other than to the extent qualified by materiality or “Material Adverse Effect”, in which case, such representations and warranties are true and correct in all respects) on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects (or, as applicable, in all respects) as of such earlier date.
(b)No Default or Event of Default has occurred and is continuing.
SECTION 4.Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect and is hereby in all respects ratified and confirmed. On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, any Issuing Bank or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. The provisions set forth in Sections 9.03, 9.06, 9.09 and 9.10 of the Credit Agreement are hereby incorporated herein mutatis mutandis with all references to “this Agreement” therein being deemed references to this Amendment. This Amendment shall not constitute or effect a novation of the obligations of any Loan Party under the Credit Agreement and other Loan Documents.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date hereof.

COUPANG, INC.,
as Borrower
By:	/s/ Eddie Hong
Name: Eddie Hong
Title: Treasurer
[Signature Page to First Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender
By:	/s/ Peter B. Thauer
Name: Peter B. Thauer
Title: Managing Director

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT OF
COUPANG, INC

. Name of Lender: Goldman Sachs Lending Partners LLC

By:	/s/ N. Osborn
Name: NEAL OSBORN
Title: AUTHORIZED SIGNATORY

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT OF
COUPANG, INC

. Name of Lender: The Hongkong and Shanghai Banking Corporation Limited, Seoul Branch

By:	/s/ Peter Young Kim
Name: Peter Young Kim
Title: CEO

. For any Lender that requires a second signature line:

By:
Name:
Title:

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT OF
COUPANG, INC

. Name of Lender: BANK OF AMERICA, N.A.

By:	/s/ Albert Wheeler
Name: Albert Wheeler
Title: Director

. For any Lender that requires a second signature line:

By:
Name:
Title:

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT OF
COUPANG, INC

. Name of Lender: Morgan Stanley Bank, N.A.

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

. For any Lender that requires a second signature line:

By:
Name:
Title:

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT OF
COUPANG, INC

. MIZUHO BANK, LTD.

By:	/s/ Thomas Kim
Name: Thomas Kim
Title: Managing Director

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT OF
COUPANG, INC

. Name of Lender: CITIBANK, N.A.

By:	/s/ Dong-Chul Kim
Name: Dong-Chul Kim
Title: Director, Korea Desk

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT OF
COUPANG, INC

. Name of Lender: MUFG Bank, Ltd.

By:	/s/ Eric Enberg
Name: Eric Enberg
Title: Director

[Signature Page to First Amendment to Credit Agreement]